Exhibit 99.1

FINAL FOR RELEASE
Contact
Jupiter Wellness, Inc.
561-244-7100
investors@jupiterwellness.com

Release Date
3/7/2023

JUPITER WELLNESS LAUNCHES CLINICAL TRIAL OF JELLYFISH STING PREVENTION SUNSCREEN ON MAN-O-WAR

Trial to Explore Improved Formulation of NoStingz Jellyfish Prevention Sunscreen Against Portuguese Man-o-war

JUPITER, FL / March 7, 2023 – Jupiter Wellness, Inc. (Nasdaq: JUPW), a wellness company focused on hair, skin, and sexual wellness announced today the launch of a clinical trial to evaluate the efficacy of an improved formulation of NoStingz jellyfish sting prevention sunscreen against man-o-war jellyfish. The trial, conducted by Angelshark Consulting and led by Dr. Patric Rice and Dr. Eric Stroud, will take place in the Florida Keys.

The launch of this trial marks a milestone for Jupiter Wellness, as the company continues to explore new technology and innovations in the sun care industry. The trial will evaluate the human response to stings from man-o-war jellyfish when protective sunscreen developed by Jupiter is applied.

“We are thrilled to launch this clinical trial and take a major step forward in providing our customers with a dependable sunscreen solution that can protect them from man-o-war jellyfish stings,” said Brian John, CEO of Jupiter Wellness. “We have already seen great results from our product, and we have the data and user testimonials to back it up. This trial is specifically targeting the man-o-war jellies, which are known to have some of the most painful stings in our waters. The data generated from this trial will be invaluable in helping us develop more effective and safer sunscreen products.”

Jupiter Wellness has an exclusive license to the jellyfish sting prevention technology from Shark Defense Technologies, LLC, Oak Ridge, NJ.

About Jupiter Wellness

Jupiter Wellness is a diversified company that supports health and wellness by researching and developing over-the-counter (OTC) products and intellectual property. The Company’s product pipeline addresses a range of conditions, including hair loss, eczema, vitiligo, and sexual wellness. Revenue is generated through the sales of OTC and consumer products and licensing royalties.

Interested investors and shareholders are encouraged to sign up for press releases and industry updates by registering for Email Alerts at https://jupiterwellness.com/email-alerts/ and by following Jupiter Wellness on Twitter and LinkedIn.

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Media Contact

Phone: 561-244-7100

Email: media@jupiterwellness.com

Investor Contact

Phone: 561-244-7100

Email: investors@jupiterwellness.com

Forward-Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2021, and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations, or other circumstances that exist after the date on which the forward-looking statements were made.

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